LOOMIS SAYLES INTERNATIONAL BOND FUND

Supplement dated May 15, 2015 to the Loomis Sayles International Bond Fund

Prospectus and the Natixis Funds Statement of Additional Information, each dated

February 1, 2015, as may be revised and supplemented from time to time.

On May 15, 2015, the Loomis Sayles International Bond Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.